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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 19, 1999


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1999-1)


                                Superior Bank FSB
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        United States                  333-61691               36-1414142
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                        60181
--------------------------                      ----------
(Address of Principal                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code  (630) 916-4000
                                                    --------------


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Item 5.    Other Events.

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997 that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1999-1, is attached hereto as Exhibit 23.1.

     The audited financial statements of FGIC as of December 31, 1997 and December 31, 1996, and for each of the years in the three-year period ended December 31, 1997 are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements.

          Not applicable.

     (b) Pro Forma Financial Information.

          Not Applicable.

     (c) Exhibits

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.          Description
-----------          -----------          -----------
23.1                 23                   Consent of KPMG LLP
99.1                 99                   Audited  financial  statements of FGIC
                                          as of December 31, 1997 and 1996,
                                          and for each of the years in the
                                          three-year  period ended
                                          December 31,1997



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SUPERIOR BANK FSB

                                              By:/s/ WILLIAM C. BRACKEN
                                              -------------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

Dated: February 19, 1999


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                                      -4-



                                  EXHIBIT INDEX

Exhibit    Description
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23.1       Consent of KPMG LLP


99.1 Audited Financial Statements of Financial Guaranty Insurance Company as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997